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                                                                    EXHIBIT 99.2


                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                                       OF
                               CINEMARK USA, INC.


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the annual report on Form 10-K (the "Form 10-K") for the year ended December 31, 2002 of Cinemark USA, Inc. (the "Issuer").

I, Robert Copple, the Chief Financial Officer of Issuer certify that to the best of my knowledge:

         (i) the Form 10-K fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated:  March 17, 2003.



                                                   /s/ Robert Copple
                                                -------------------------------
                                          Name:    Robert Copple
                                                -------------------------------



Subscribed and sworn to before me
this 17th day of March 2003.


 /s/ Keri Chorba
----------------------------------
Name:  Keri Chorba
       ---------------------------
Title: Notary Public

My commission expires: 1/28/07